Exhibit 10.11

FIRST AMENDMENT TO
PURCHASE AND CONTRIBUTION AGREEMENT

FIRST AMENDMENT, dated as of August 28, 2007 (this “Amendment”), to the Purchase and Contribution Agreement, dated as of July 25, 2007 (as amended, restated, modified or supplemented from time to time, the “PCA”), by and among Olin Funding Company LLC (the “Purchaser”), Olin Corporation (“Parent”), as Collection Agent, A.J. Oster Co. (“A.J. Oster Co.”), A.J. Oster Foils, Inc. (“A.J. Oster Foils”), A.J. Oster West, Inc. (“A.J. Oster West”), Bryan Metals, Inc. (“Bryan Metals”) and Chase Brass & Copper Company, Inc. (“Chase” and together with Parent, A.J. Oster Co., A.J. Oster Foils, A.J. Oster West and Bryan Metals, each a “Seller” and collectively, the “Sellers”).  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the PCA.

WHEREAS, pursuant to Section 9.01 of the PCA, the parties hereto have agreed to amend the PCA as described herein.

NOW THEREFORE, the parties hereto agree as follows:

            1. Amendments to the PCA.  Effective as of the date on which all of the conditions precedent set forth in Section 3 hereof shall have been satisfied, the PCA is hereby amended as follows:

                                a. Section 4.01(s) of the PCA is hereby amended and restated in its entirety to read as follows:
                     “(s) Such Seller (or the partners of such Seller, if such Seller is a partnership) does  not carry on business in Canada through a permanent establishment for the purposes of the Canada-U.S. Convention.”

                                b. Section 5.01(m) of the PCA is hereby amended and restated in its entirety to read as follows:
                     “(m) Business in Canada.  Such Seller (or the partners of such Seller, if such Seller  is a partnership) will not carry on business in Canada through a permanent establishment for the purposes of the Canada-U.S. Convention.”

                                c. Exhibit B to the PCA is hereby replaced in its entirety by Exhibit B attached to this Amendment.

2. The Stanley Works Receivables.  Chase hereby notifies the Purchaser and the Collection Agent that (a) all receivables financing and purchasing arrangements pertaining to the accounts receivable due from The Stanley Works Co. described in clause (a) of the definition of “Excluded Receivables” set forth in Section 1.01 of the PCA (“The Stanley Works Receivables”) have been terminated and the UCC Financing Statement filed in connection therewith has been terminated (an acknowledgment copy of the termination of the UCC Financing Statement has been separately delivered to the Purchaser and the Collection Agent), and (b) The Stanley Works Receivables are free and clear of Adverse Claims (UCC search results indicating the absence of Adverse Claims have been separately delivered to the Purchaser and the Collection Agent), and Chase hereby authorizes the Program Agent (as defined in the RPA) as the designee of the Purchaser to file an amendment of the UCC Financing Statement filed against Chase in connection with the PCA to reflect that The Stanley Works Receivables are no longer Excluded Receivables.  Notwithstanding the requirement set forth in the definition of “Excluded Receivables” that thirty (30) days’ prior written notice be delivered, effective as of August 31, 2007, The Stanley Works Receivables shall no longer be deemed to be Excluded Receivables.

3. Effectiveness.  This Amendment shall become effective as of the date hereof at such time as executed counterparts of this Amendment have been delivered by each party hereto to the other parties hereto and the Program Agent and each of the Investor Agents (as such terms are defined in the RPA) have executed and delivered the consent on the signature pages hereto.

4. Representations and Warranties.
                                a. Each Seller reaffirms and restates as to itself each of the representations and warranties contained in Section 4.01of the PCA, as amended by this Amendment.

                b. The Sellers hereby represent and warrant that the names and addresses of all of the Deposit Banks, together with the post office boxes and account numbers of the Lock-Boxes and Deposit Accounts at such Deposit Banks, are as specified in Exhibit B attached hereto, and that all of the information set forth on such Exhibit B is true and correct as of the date hereof.

5. Confirmation of the PCA.  All references to the PCA in the PCA and the other documents and instruments delivered pursuant to or in connection with the PCA shall mean the PCA as amended by this Amendment, and as hereafter amended or restated.  Except as expressly provided herein, the PCA shall remain unmodified and shall continue to be in full force and effect in accordance with its terms.

6. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF.

7. Counterparts.  This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail in portable document format (pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

OLIN FUNDING COMPANY LLC, as Purchaser By: /s/ Stephen C. Curley Name: Stephen C. Curley Title: Treasurer
OLIN CORPORATION, as Parent, Collection Agent and a Seller By: /s/ Stephen C. Curley Name: Stephen C. Curley Title: Vice President & Treasurer
A.J. OSTER CO., as a Seller By: /s/ Daniel B. Becker Name: Daniel B. Becker Title: President
A.J. OSTER FOILS, INC., as a Seller By: /s/ Daniel B. Becker Name: Daniel B. Becker Title: President
A.J. OSTER WEST, INC., as a Seller By: /s/ Daniel B. Becker Name: Daniel B. Becker Title: President

BRYAN METALS, INC., as a Seller By: /s/ Daniel B. Becker Name: Daniel B. Becker Title: President
CHASE BRASS & COPPER COMPANY, INC., as a Seller By: /s/ Jeffrey J. Haferkamp Name: Jeffrey J. Haferkamp Title: President

Pursuant to Section 5.01(m) of the RPA, each of the undersigned consents to the foregoing First Amendment:
CITICORP NORTH AMERICA, INC., as Program Agent and an Investor Agent under the RPA By: /s/ Junette M. Earl Name: Junette M. Earl Title: Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as an Investor Agent under the RPA By: /s/ William P. Rutkowski Name: William P. Rutkowski Title: Vice President